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                   METLIFE INSURANCE COMPANY OF CONNECTICUT
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               METLIFE OF CT FUND BD III FOR VARIABLE ANNUITIES

                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
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                METLIFE OF CT FUND BD IV FOR VARIABLE ANNUITIES

                                 INDEX ANNUITY

                      SUPPLEMENT DATED DECEMBER 29, 2006
                                      TO
              THE PROSPECTUS DATED MAY 1, 2006 (AS SUPPLEMENTED)

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (each referred to as the "Company") have filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove an Underlying Fund ("Existing Fund") and substitute a new Underlying Fund ("Replacement Fund") as shown below. The Replacement Fund is a portfolio of Metropolitan Series Fund, Inc. The Replacement Fund will be added as an Underlying Fund on or before the date of the substitution. Please retain this supplement and keep it with the prospectus for future reference.

To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitution is in the best interest of Contract Owners. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about May 1, 2007.

The proposed substitution and respective adviser and/or sub-adviser for the Contracts listed above are:

EXISTING FUND AND CURRENT ADVISER/SUB-ADVISER                REPLACEMENT FUND AND SUB-ADVISER
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DWS Investments VIT Funds - DWS Small Cap      (right arrow) Metropolitan Series Fund, Inc. - Russell 2000 Index
Index VIP (Class A)                                          Portfolio (Class A)

Deutsche Asset Management, Inc./Northern Trust               Metropolitan Life Insurance Company
Investments, N.A.
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

Please note that:

   . No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

   . The elections you have on file for allocating your Contract Value and Purchase Payments will be redirected to the Replacement Fund unless you change your elections and transfer your Contract Value before the substitution takes place.

   . You may transfer amounts in your Contract among the Variable Funding Options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" and excessive trading activities by Contract Owners or agents of Contract Owners.

   . If you make one transfer from one of the Existing Fund before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

   . On the effective date of the substitution, your Contract Value in the Variable Funding Options will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

   .  There will be no tax consequences to you.

Following the substitution, we will send you a prospectus for the Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitution and confirmation of transfer.

Please contact your registered representative if you have any questions.